                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


                             CO-MARKETING AGREEMENT
                             ----------------------


         THIS AGREEMENT is made as of the 9th day of August, 1999 by and between UROLOGIX, INC., a Minnesota corporation ("Urologix") and Boston Scientific Corporation, a Delaware corporation ("BSC").


                                   BACKGROUND

         Urologix is in the business of manufacturing and marketing its Targis(TM) System for use in the treatment of benign prostatic hyperplasia ("BPH"). The Urologix Targis System consists of the control unit (the "Control Unit") and the procedure kit (the "Procedure Kit"). BSC is engaged, among other things, in the sale of various medical devices in the United States in the field of urology through salespersons in the Microvasive Urology Division of BSC.

         Urologix and BSC desire to establish an arrangement, under which BSC, through certain members of its Microvasive Urology Division sales force, will actively promote the Targis System to certain identified urologists who are not currently using the Targis System but have indicated interest in the Targis System, and BSC is willing to provide these services on the terms and conditions set forth below.


                              TERMS AND CONDITIONS

         NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

         1. Termination of Prior Arrangement. The Co-Marketing Agreement between Urologix and BSC dated October 6, 1998 is hereby terminated effective June 30, 1999.

         2. BSC Responsibilities. BSC will direct the Microvasive Urology Division sales representatives identified on Exhibit A to devote a portion of their time, under the direction of BSC sales management, during the term of this Agreement to the active promotion of the Targis System as an effective treatment for BPH, to the accounts and urologists identified on Exhibit B (the "Target Urologists"). [Confidential Treatment Requested].

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         In connection with these activities:

                  2.1. BSC shall promptly forward to Urologix indications of interest, feedback and any complaints or concerns from the Target Urologists so that Urologix may respond. By the fifteenth day of each month, BSC will provide a written report to Urologix with information about the contacts with the Target Urologists during the prior month and the status of BSC's activities.

                  2.2. BSC will not solicit orders for Targis System products or provide quotations for price or terms for the Procedure Kits or the Control Units to any potential customer, other than the list price provided from time to time by Urologix to BSC. In addition, BSC and BSC's sales persons will not make any representations regarding the Targis System which are inconsistent with the representations contained in Urologix' printed literature, as provided by Urologix to BSC from time to time.

                  2.3. BSC agrees that the services to be provided under this Agreement will be performed by BSC employees and will not include the direct offer, promotion, sale or lease to a patient of any product or service.

                  2.4. BSC's sales representatives will comply with applicable laws, regulations, and all policies, procedures and ethical standards of BSC.

         3. BSC Compensation.

                  3.1. In consideration for BSC's services throughout the term of this Agreement, Urologix will pay to BSC:

                           (a)-(e) [Confidential Treatment Requested]

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


                           (f) BSC will not receive any commission on any
                  Procedure Kits used by a Target Urologist or Control Unit delivered to any customer identified on Exhibit C under any trial period or loaned unit or sample kit arrangement or in conjunction with any Targis Quality Outcomes Training Center agreement. If a Target Urologist uses a Control Unit that is being leased on a per procedure basis, then BSC will be entitled to [Confidential Treatment Requested] described in
                  Section 3.1(b) only as to the allocable portion of the fee relating to the Procedure Kit and not the capital fee portion.

                           (g) "Net Sales Price" means the price of the Control
                  Unit or Procedure Kit, as applicable, as invoiced by Urologix, less: (i) all sales and similar taxes, (ii) all transportation or shipping expenses, (iii) any amounts refunded or credited by reason of rejections, returns, or retroactive price reductions, (iv) discounts or rebates, (v) amounts paid for a maintenance service agreement, and (vi) amounts paid for the Targis Transport Kit.

                  3.2. Urologix will pay BSC [Confidential Treatment Requested] by the 25th day following the end of the month for which the fee is earned. By the 25th day following the end of each calendar quarter, Urologix will remit to BSC [Confidential Treatment Requested] during such calendar quarter, together with a complete and accurate accounting of all uses of Procedure Kits by the Target Urologists and sales of Control Units [Confidential Treatment Requested].

                  3.3. In the event any Control Unit is returned or a credit or refund is given for any reason, in either case within ninety (90) days of delivery, BSC must refund to Urologix any commission paid to BSC in conjunction with that sale originally. Urologix may deduct the amount of any such refund due Urologix from any payments due BSC under Section 3.1.

                  3.4. Exhibit B and Exhibit C are confidential information of Urologix. BSC shall not distribute the Exhibits to anyone other than those persons who need to know such information for the purpose of entering into and complying with this Agreement.

                  3.5. BSC will distribute at least [Confidential Treatment Requested], to the appropriate sales persons involved in the sale of the Urologix products to insure that BSC's sales persons are provided an adequate incentive to promote the Targis System.

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         4. Urologix Obligations.

                  4.1. Urologix will provide [Confidential Treatment Requested] of training for BSC's sales representatives identified on Exhibit A. Additional training will be provided as mutually agreed by BSC and Urologix.

                  4.2. Urologix will provide, at no charge to BSC, Urologix' product brochure and related clinical sales literature for the Targis System, as well as such other materials as may be reasonably required by BSC.

                  4.3. Urologix will provide prompt service and support to address questions or concerns raised by the Target Urologists.

                  4.4 During the term of this Agreement, Urologix will not enter into any agreement, arrangement or understanding with any third party with respect to the sale or marketing of the Targis System or Procedure Kits in the United States.

         5. Term and Termination.

                  5.1. The term of this Agreement will commence on August 9, 1999 and end on December 31, 1999, unless BSC and Urologix specifically agree in writing to extend the term of the Agreement.

                  5.2. Either party may terminate this Agreement upon 30 days' written notice in the event of any material breach of this Agreement by the opposite party, provided such material breach remains uncured after such 30 days.

                  5.3. Any termination of this Agreement pursuant to this
         Section 5 will not affect any rights or obligations of the parties which have arisen prior to the date of such termination. BSC will be entitled to the commissions earned under Section 3.1 for all Control Units and Procedure Kits sold or used, as the case may be, prior to the effective date of termination.

                  5.4. Upon termination or expiration of this Agreement, BSC agrees to immediately cease using all advertising and promotional matters, forms, manuals, lists,

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         applications, software programs and any other materials, including copies thereof, provided by Urologix to BSC in conjunction with this Agreement, and BSC will promptly deliver all such materials remaining in BSC's possession to Urologix.

         6. Non-Competition. BSC agrees that, during the term of this Agreement, BSC shall not advertise, arrange for the sale of, or sell any microwave-based or radio frequency-based therapy for use in the treatment of BPH in the United States.

         7. Confidential Information. Urologix and BSC may exchange information each considers confidential in carrying out the terms of this Agreement. "Confidential Information" means any information, marked as "Confidential," that is not generally known, including trade secrets, outside of that disclosing party and that is proprietary to that party, relating to any phase of that party's existing or reasonably foreseeable business which is disclosed to the receiving parties during the term of this Agreement. "Confidential Information" does not include information that (i) is or becomes publicly available through no fault of the receiving parties, (ii) is in the possession of the receiving parties prior to the receipt from the disclosing party, (iii) is developed by the receiving party independently of the Confidential Information, or (iv) is given to the receiving party by someone else who has the right to do so. Each party specifically agrees to keep confidential and not to disclose to others any and all Confidential Information. Upon the request of the disclosing party, or in the event of the expiration or other termination of this Agreement, the receiving party shall promptly return all such Confidential Information to the disclosing party, except for the retention of one archival copy solely for use by the receiving party in defending itself in the event of litigation involving this Agreement. Each party agrees not to use any such Confidential Information except in conjunction with the purposes of this Agreement. The duty not to disclose or use (other than in conjunction with the performance of this Agreement) such Confidential information will survive the termination of this Agreement.

         8. Public Announcement. Urologix and BSC may each issue a public announcement following the execution of this Agreement. The terms of any such announcement shall be mutually agreed upon prior to any public announcement, except that either party may issue an announcement without prior agreement of the other party if such party determines in good faith that it has a legal obligation to do so and the other party's agreement is not available on a timely basis.

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         9. Independent Contractor. Each of the parties is an independent contractor and nothing contained herein will be deemed or construed to create the relationship of an agency, partnership, joint venture, franchise or any other association or relationship between the parties except that of a joint marketing relationship. Neither BSC nor Urologix will have, and will not hold itself out as having, any right, power or authority to create any contract, obligation or responsibility either express or implied, on behalf of, or in the name of, the opposite party unless the opposite party consents thereto in writing. Neither party will have any authority to bind the opposite party in any respect. All persons engaged by either party will be that party's employees, legal representatives, agents or independent contractors and not those of the opposite party. Each party will be responsible for its own expenses in connection with the performance of its responsibilities under this Agreement.

         10. Force Majeure. Urologix assumes no liability and shall not be liable to BSC for any failure to fill, or delay in filling, orders received and accepted by Urologix from customers, to the extent any such event is caused, in whole or in part, directly or indirectly, by any strike, fire, flood, act of God, accident, explosion, sabotage, embargo, war, riot, act or order of any government or governmental agency, inability to obtain or delay in the delivery of raw material, parts, or completed merchandise by the supplier thereof, or any other cause beyond the control of, or occurring without the fault of Urologix.

         11. Notice. All notices to be given hereunder must be in writing, given either by personal delivery, facsimile transmission or registered mail, return receipt requested. Such notices will be deemed to have been made when personally delivered, when the sender receives a transmission confirmation or the date of receipt indicated by the return verification provided by the U.S. postal service. Notices must be given or sent to the parties at the following addresses:

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         If to BSC:        Boston Scientific Corporation
                           1 Boston Scientific Place
                           Natick, MA  01760-1537
                           Attn: Chief Financial Officer
                           Fax: (508) 650-8922

         With a copy to:   General Counsel
                           Boston Scientific Corporation
                           1 Boston Scientific Place
                           Natick, MA  01760-1537
                           Fax: (508) 650-8956

         If to Urologix:   Urologix, Inc.
                           14405 - 21st Avenue North
                           Minneapolis, MN 55447
                           Attn: President
                           Fax: (612) 475-1443

         Either party may designate any other address for notices given it by written notice to the other party given at least ten (10) days prior to the effective date of such change.

         12. Assignability. This Agreement is personal to the parties hereto and may not be sold, assigned, or transferred by either party, by operation of law or otherwise, without the prior written consent of the other party.

         13. Remedies. The parties acknowledge that money damages may not be an adequate remedy for any breach of Section 6 (Non-Competition) and Section 7 (Confidential Information) of this Agreement and that, in addition to any other relief afforded by law, an injunction against such violation may be issued against it and every other person concerned thereby, it being understood that both damages and an injunction will be proper modes of relief and are not to be considered mutually exclusive remedies. In the event of any such violation, the parties agree to pay, in addition to the actual damages sustained by the other parties as a result thereof, the reasonable attorneys' fees incurred by such party in pursuing any of its rights under this Agreement.

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


         14. Applicable Law and Forum Selection. This Agreement will be governed and construed in accordance with the laws of the State of Minnesota, without regard to the rules or principles of any jurisdiction with respect to conflict of laws. Any disputes between the parties arising out of this Agreement must be resolved before the United States federal district court for the District of Minnesota, located in Minneapolis, Minnesota, and jurisdiction is hereby conferred upon such court. Each party hereby agrees to and consents to submit to the exclusive jurisdiction, venue and process of said court for all actions, suits, or proceedings arising out of this Agreement.

         15. Miscellaneous. The waiver of any party of a breach of any provisions of this Agreement will not operate or be construed as a waiver of any other breach. If any provision of the Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if the unlawful or unenforceable provision had never been contained herein. This Agreement contains the entire agreement and understanding of the parties and supersedes and replaces all prior agreements, understandings, writings and discussions between the parties with respect to co-marketing activity in the United States. This Agreement does not supersede the International Distribution Agreement dated as of June 26, 1996 between Urologix and BSC. This Agreement will not be amended or modified nor may any of its terms be waived except by a writing signed by all other parties hereto. Only the parties to the Agreement may bring an action to enforce its terms or seek a remedy for a breach thereof. No obligations or rights with respect to any third parties are intended or created by this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Counterparts. This document may be executed in counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the day and year first above written.

                                            UROLOGIX, INC.



                                            By:  /s/ Christopher R. Geyen
                                               --------------------------------
                                               Its: Vice President, Finance and
                                                    Administration
                                                    ---------------------------



                                            BOSTON SCIENTIFIC CORPORATION



                                            By:  /s/ Eckhard Lachenauer
                                               --------------------------------
                                               Its: President, Microvasive
                                                    Urology
                                                    ---------------------------

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


                                    Exhibit A
                               BSC Representatives

[Confidential Treatment Requested]


BSC and Urologix may mutually agree to change the above-named representatives at any time during the term of this Agreement. If any of the above-named BSC representatives ceases to be employed by BSC during the term of this Agreement, BSC shall propose replacements as promptly as practicable. Urologix will have the right to either accept the replacement or request another representative to fulfill BSC's obligations under this Agreement.



[Confidential Treatment Requested]

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


                                    Exhibit B                       CONFIDENTIAL
                                Target Urologists                   ------------



                               (To be determined)

                                                    EXHIBIT 10.11
                                                    Certain information has been
                                                    omitted form this exhibit
                                                    and filed separately with
                                                    the SEC pursuant to a
                                                    request for confidential
                                                    treatment under Rule 24b-2.


                                    Exhibit C                       CONFIDENTIAL
                           BSC Control Unit Customers               ------------


[Confidential Treatment Requested]